Exhibit 32

Certification Pursuant to 18. U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Gibraltar Packaging Group, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, being the Chief Executive Officer and the Vice President Finance (chief financial officer), respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Walter E. Rose	/s/ Brett E. Moller

WALTER E. ROSE	BRETT E. MOLLER
Chairman of the Board	Vice President Finance
and Chief Executive Officer

Dated:   February 13, 2004

This certification is made solely for the purpose of 18 U.S.C. § 1350, subject to the knowledge standard contained in that statute, and not for any other purpose.